Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2012
Summary Of Significant Accounting Policies [Abstract]
Basis Of Presentation

Basis of Presentation

     Our consolidated financial statements are prepared in accordance with United States generally accepted accounting principles (GAAP) and include the accounts of all consolidated subsidiaries after the elimination of all intercompany accounts and transactions. In management's opinion, all necessary adjustments to fairly present our results of operations, financial position and cash flows for the periods presented have been made and all such adjustments are of a normal and recurring nature. In 2012, we reclassified approximately $2.7 million from goodwill to accounts receivable and other current assets to reflect the fair value of certain contracts acquired in the Frontier Gas Acquisition (as defined in Note 3. Acquisitions) that were not recorded when the purchase price allocation was finalized for the acquired assets. This reclassification had no impact on previously reported net income, earnings per unit or partners' capital.

     On January 8, 2013, we acquired Crestwood Holdings 65% membership interest in CMM and as a result, we control the operating and financial decisions of CMM. We accounted for this transaction as a reorganization of entities under common control and the accounting standards related to such transactions requires us to retroactively adjust our historical results. The following tables summarize the impact of our consolidation of CMM as of and for the year ended December 31, 2012. CMM was formed on February 23, 2012, therefore we did not adjust our historical results for periods prior to the inception date of CMM. Earnings related to the recast of our historical results due to the acquisition of our 65% membership interest in CMM were allocated to the General Partner. As a result, there was no impact to our basic or diluted earnings per limited partner unit.

	Year Ended December 31, 2012
	As Previously
	Reported	CMM	Combined
	(In thousands, except per unit data)
Operating revenues	$213,961	$25,502	$239,463
Operating expenses	(151,238)	(12,365)	(163,603)
Operating income	$62,723	$13,137	$75,860
Basic earnings per limited partner unit	$0.37		$0.37
Diluted earnings per limited partner unit	$0.37		$0.37
Weighted-average number of limited partner units:
Basic	45,223		45,223
Diluted	45,420		45,420

	As of December 31, 2012
	As Previously
	Presented	CMM	Eliminations	Combined
ASSETS
Current assets
Cash and cash equivalents	$21	$90	$-	$111
Accounts receivable - related party	23,863	-	(108)	23,755
Accounts receivable	15,123	6,513	-	21,636
Other current assets	4,861	-	-	4,861
Total current assets	43,868	6,603	(108)	50,363

Investment in unconsolidated affiliate	128,646	-	(128,646)	-
Property, plant and equipment, net	784,371	155,475	-	939,846
Intangible assets - net	163,021	338,359	-	501,380
Other long-term assets	113,501	5,379	-	118,880
Total assets	$1,233,407	$505,816	$(128,754)	$1,610,469

LIABILITIES AND PARTNERS' CAPITAL/MEMBERS' EQUITY
Current liabilities
Accrued additions to property, plant and equipment	$3,829	$5,384	-	$9,213
Other current liabilities	6,950	2,634	-	9,584
Accounts payable, accrued expenses and other liabilities	27,423	2,402	(108)	29,717
Total current liabilities	38,202	10,420	(108)	48,514

Long-term debt	558,161	127,000	-	685,161
Other long-term liabilities	16,349	836	-	17,185
Partner's capital/members' equity	620,695	367,560	(128,646)	859,609
Total liabilities and partners' capital/members' equity	$1,233,407	$505,816	$(128,754)	$1,610,469

Principles Of Consolidation

Principles of Consolidation

     We consolidate entities when we have the ability to control or direct the operating and financial decisions of the entity or when we have a significant interest in the entity that gives us the ability to direct the activities that are significant to that entity. The determination of our ability to control, direct or exert significant influence over an entity involves the use of judgment. We do not have ownership in any variable interest entities.

Use of Estimates

Use of Estimates

     The preparation of our financial statements requires the use of estimates and assumptions that affect the amounts we report as assets, liabilities, revenues and expenses and our disclosures in these financial statements. Actual results can differ from those estimates.

Cash And Cash Equivalents

Cash and Cash Equivalents

     We consider all highly liquid investments with an original maturity of less than three months to be cash or cash equivalents. Our cash equivalents consist primarily of temporary investments of cash in short-term money market instruments.

Accounts Receivables

Accounts Receivable

     Our accounts receivable are primarily due from Quicksilver and Antero Resources Appalachian Corporation (Antero). Each of our customers is reviewed as to credit worthiness prior to the extension of credit and on a regular basis thereafter. Although we do not require collateral, appropriate credit ratings are required. Receivables are generally due within 30 to 60 days. We regularly review collectability and establish an allowance as necessary using the specific identification method. At December 31, 2012 and 2011, we have recorded no allowance for uncollectible accounts receivable. During the years ended December 31, 2012, 2011 and 2010, we experienced no significant non-payment for services.

Long-Lived Assets

Long-Lived Assets

     Our property, plant and equipment is recorded at its original cost of construction or, upon acquisition, at fair value of the assets acquired. For assets we construct, we capitalize direct costs, such as labor and materials, and indirect costs, such as overhead and interest. We capitalize major units of property replacements or improvements and expense minor items. We use the straight-line method to depreciate property, plant and equipment over the estimated useful lives of the assets.

     When we retire property, plant and equipment, we charge accumulated depreciation for the original cost of the assets in addition to the cost to remove, sell or dispose of the assets, less their salvage value. We include gains or losses on dispositions of assets in operations and maintenance expense in our consolidated statements of income.

     Our intangible assets consist of acquired gas gathering, compression and processing contracts. We amortize these contracts based on the projected cash flows associated with the contracts.

     We evaluate our long-lived assets for impairment when events or circumstances indicate that their carrying values may not be recovered. These events include market declines that are believed to be other than temporary, changes in the manner in which we intend to use a long-lived asset, decisions to sell an asset and adverse changes in the legal or business environment such as adverse actions by regulators. If an event occurs, we evaluate the recoverability of our carrying value based on the long-lived asset's ability to generate future cash flows on an undiscounted basis. If the undiscounted cash flows are not sufficient to recover the long-lived asset's carrying value, or if we decide to sell a long-lived asset or group of assets, we adjust the carrying values of the asset downward, if necessary, to their estimated fair value. Our fair value estimates are generally based on assumptions market participants would use, including market data obtained through the sales process or an analysis of expected discounted cash flows.

Goodwill

Goodwill

     Goodwill represents consideration paid in excess of the fair value of the identifiable assets acquired in a business combination. We evaluate goodwill for impairment, at a minimum, annually on December 31, or whenever facts and circumstances indicate that fair value of a reporting unit is less than its carrying amount.

     When testing goodwill for impairment, we assess qualitative factors to evaluate whether it is more likely than not that the fair value of a reporting unit is less than the carrying amount as the basis to determine if a two-step quantitative impairment test is required. Under the two-step quantitative test, the first step compares the fair value of the reporting unit to its carrying value, including goodwill. If the fair value exceeds the carry amount, goodwill of the reporting unit is not considered impaired. If however, the fair value does not exceed the carrying amount the second step compares the implied fair value to the carrying value of the reporting unit. If the carrying amount of a reporting unit's goodwill exceeds the implied fair value of that goodwill, the excess of the carrying value over the implied value is recognized as an impairment loss.

Deferred Financing Costs	Deferred Financing Costs Costs associated with obtaining long-term debt are amortized over the term of the related debt using the effective interest method.
Asset Retirement Obligations

Asset Retirement Obligations

     We record a liability for legal or contractual obligations to retire our long-lived assets associated with right-of-way contracts we hold and our facilities whether owned or leased. We record a liability in the period the obligation is incurred and estimable. Our asset retirement liabilities are initially recorded at their estimated fair value with a corresponding increase to property, plant and equipment. This increase in property, plant and equipment is then depreciated over the useful life of the asset to which that liability relates. An ongoing expense is recognized for changes in the value of the liability as a result of the passage of time, which we record as depreciation, amortization and accretion expense in our consolidated statements of income.

Environmental Costs And Other Contingencies

Environmental Costs and Other Contingencies

     We recognize liabilities for environmental and other contingencies when we have an exposure that indicates it is both probable that a liability has been incurred and the amount of loss can be reasonably estimated. Where the most likely outcome of a contingency can be reasonably estimated, we accrue a liability for that amount. Where the most likely outcome cannot be estimated, a range of potential losses is established and if no one amount in that range is more likely than any other, the low end of the range is accrued.

     We record liabilities for environmental contingencies at their undiscounted amounts on our consolidated balance sheets as accounts payable, accrued expenses and other liabilities when environmental assessments indicate that remediation efforts are probable and costs can be reasonable estimated. Estimates of our liabilities are based on currently available facts and presently enacted laws and regulations, taking into consideration the likely effects of other societal and economic factors. Our estimates are subject to revision in future periods based on actual costs or new circumstances. We capitalize costs that benefit future periods and recognize a current period charge in operation and maintenance expense when clean-up efforts do not benefit future periods.

     We evaluate potential recoveries of amounts from third parties, including insurance coverage, separately from our liability. Recovery is evaluated based on the solvency of the third party, among other factors. When recovery is assured, we record and report an asset separately from the associated liability on our consolidate balance sheet.

Revenue Recognition

Revenue Recognition

     We gather, process, treat, compress, transport and sell natural gas pursuant to fixed-fee and percent-of-proceeds contracts. For fixed-fee contracts, we recognize revenues based on the volume of natural gas gathered, processed and treated or compressed. For percent-of-proceeds contracts, we recognize revenues based on the value of products sold to third parties. We recognize revenues for our services and products when all of the following criteria are met:

  persuasive evidence of an exchange arrangement exists;
  services have been rendered or products delivered;
  the price for services is fixed or determinable; and
  collectability is reasonably assured.

Income Taxes

Income Taxes

     We are a partnership for income tax purposes and are not subject to either federal income taxes or generally to state income taxes. Our partners are responsible for their share of taxable income which may differ from income for financial statement purposes due to differences in the tax basis and financial reporting basis of assets and liabilities.

     We are responsible for our portion of the Texas Margin tax that is included in Crestwood Holdings' consolidated Texas franchise tax return. Our current tax liability will be assessed based on 0.7% of the gross revenue apportioned to Texas. The margin tax qualifies as an income tax under GAAP, which requires us to recognize the impact of this tax on the temporary differences between the financial statement assets and liabilities and their tax basis attributable to such tax.

Equity Based Compensation

Equity Based Compensation

     Equity-based awards are valued at the closing market price of our common units on the date of grant, which reflects the fair value of such awards. For those awards that are settled in cash, the associated liability is remeasured at every balance sheet date through settlement, such that the vested portion of the liability is adjusted to reflect its revised fair value through compensation expense. We generally recognize the expense associated with the award over the vesting period. At the time of issuance of phantom units, management of our General Partner determines whether they will be settled in cash or settled in our common units.